UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 6, 2010

Date of earliest event reported: August 6, 2010

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2010, Warner Chilcott Public Limited Company (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2010. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the attached exhibit is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

In connection with the proposed recapitalization plan of the Company announced on July 30, 2010, the Company intends to provide certain information to potential lenders and is therefore including such information in this Current Report on Form 8-K pursuant to Regulation FD.

For the period from July 1, 2009 through October 30, 2009, revenues for the global branded pharmaceuticals business (“PGP”) of The Procter & Gamble Company, were $765.3 million (including $4.2 million of revenues related to product and product rights divestitures). For the period from July 1, 2009 through October 30, 2009, PGP’s adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) were $325.0 million.

In addition, for the twelve-month period ended June 30, 2010, revenue for ASACOL and ACTONEL were $706 million and $1,203 million (excluding the $4.2 million of revenues related to product and product rights divestitures), respectively.

A reconciliation of PGP’s adjusted EBITDA to US GAAP net income is presented in the table at the end of this Current Report.

The information in this Item 7.01, including the table below, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Reconciliation of Net Income to Adjusted EBITDA

(In millions of U.S. dollars)

(Unaudited)

July 1 – October 30,
2009
RECONCILIATION TO ADJUSTED EBITDA:
PGP net income – GAAP	328.5
- Product and product rights divestitures	(4.2)
- Net gains from product divestitures	(193.5)
+ Non-cash stock-based compensation expense	4.3
+ Depreciation	7.7
+ Restructuring charges	3.5
+ Provision for income taxes	170.8
+ Amortization and impairment of intangible assets	7.9
Adjusted EBITDA	$325.0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued August 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/S/ PAUL HERENDEEN
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: August 6, 2010